SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 10, 2003

                                AZCO Mining, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)



        Delaware                     001-12974                  84-1094315
        --------                     ---------                  ----------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)


7239 El Mirage Road, Glendale, AZ                                 85307
---------------------------------                                 -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (623) 935-0774
                                                     --------------


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

None.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

AZCO MINING INC. SELLS INTEREST IN COBRE DEL MAYO S.A. DE C.V.

Under the terms of the attached Stock Purchase Agreement ("the Agreement") dated April 10, 2003, Azco Mining Inc. ("Azco") sold all of its issued and outstanding shares of stock of Cobre del Mayo S.A. de D.V., a Mexican corporation ("Cobre del Mayo") to Frontera Cobre del Mayo, Inc. a Delaware corporation ("Frontera").

Azco received $200,000 upon closing and is to receive $50,000 three months after closing. In addition Azco will receive an initial deferred payment of $250,000, upon the date of construction commencement of the Piedras Verdes copper project ("the Project"), if the COMEX price is less than $1.00 per pound or $500,000 if the COMEX price is above $1.00 per pound. Upon the date of commercial production Azco will receive a subsequent deferred payment of $500,000, if the COMEX price is less than $1.00 per pound or $1,000,000 if the COMEX price is above $1.00 per pound.

Frontera also agrees to pay Azco a royalty of $0.02 per pound of copper produced and sold from the Project during which calendar quarter the average COMEX price is at or above $1.20 per pound up until such time as the initial deferred payment, the subsequent deferred payment and the royalty equals in aggregate $4,750,000.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

None.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

None.

ITEM 5. OTHER EVENTS.

None.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTOR'S

None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

1.     Stock  Purchase  Agreement

ITEM 8. CHANGE IN FISCAL YEAR.

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AZCO MINING, INC.


                                        ----------------------------------------
                                        Ryan Modesto, Vice President Finance

Dated:  April 25, 2003

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is executed and delivered as of April 10, 2003, between Frontera Cobre del Mayo, Inc., a Delaware corporation ("Buyer"), and Azco Mining Inc., a Delaware corporation ("Seller").

                                    RECITALS
                                    --------

     A. Seller and Buyer collectively own all of the issued and outstanding shares of stock of Cobre del Mayo S.A. de C.V., a Mexican corporation (the "Company").

     B. Buyer desires to purchase and acquire all of the shares of the Company's stock owned by Seller, and Seller desires to sell all of its shares of the Company's stock to Buyer.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                    ARTICLE 1
                   DEFINITIONS AND CERTAIN INTERPRETED MATTERS
                   -------------------------------------------

     1.1     Defined Terms.  In this Agreement, unless there is something in the
             -------------
subject matter or context inconsistent therewith, the following terms and expressions shall have the following meanings:

"ACCESS RIGHTS": as defined in Section 6.9.

"ACTION": claim, action, suit, formal or informal arbitration or mediation, inquiry, proceeding or investigation before any Governmental Authority or private authority.

"AGREEMENT": this Stock Purchase Agreement, including the Exhibits attached hereto.

"BANKABLE FEASIBILITY STUDY": as defined in Section 3.2.2.

"BUYER": as defined in the first paragraph of this Agreement.

"CLAIM": as defined in Section 9.1.

"CLOSING" and "CLOSING DATE": as defined in Section 4.1.

"COMEX PRICE": the COMEX closing price of First Position High Grade copper. The COMEX Price shall be deemed to be equal to or greater than $1.00 when it is equal to or greater than $1.00 per pound for any 5 consecutive trading days during the 60 days immediately preceding the Construction Commencement Date or the Commercial Production Date, as applicable.

"COMMERCIAL PRODUCTION DATE": as defined in Section 3.2.2.

"COMPANY": Cobre del Mayo S.A. de C.V., an entity organized and existing under the laws of Mexico.

"CONFIDENTIAL INFORMATION": as defined in Section 5.3.

"CONSENT": any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to any Person, including but not limited to any Governmental Authority.

"CONSTRUCTION COMMENCEMENT DATE": as defined in Section 3.2.1.

"DISPUTE": any dispute, controversy or claim arising out of or relating to this Agreement.

"ENCUMBRANCES": security interests, pledges, mortgages, liens, charges, judgments, encumbrances, adverse claims, preferential arrangements, or restrictions of any kind, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

"ENVIRONMENTAL LAWS": all Laws relating to the protection of the environment and human health or to any emission, discharge, generation, processing, storage, holding, abatement, existence, Release or transportation of any Hazardous Substances, including, without limitation the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Sec.Sec. 9601-9675 and the
Resource Conservation and Recovery Act, 42 U.S.C. Sec.Sec. 6901-6991, and all Mexican statutes, regulations and official standards concerning environmental protection and ecological balance.

"GOVERNMENT  APPROVALS":  any Consent of, with or to any Governmental Authority.

"GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, any government authority, agency, department, board, commission or instrumentality of the United States of America or Mexico, any State of the United States of America or Mexico or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

"HAZARDOUS SUBSTANCES": any substance, whether liquid, gaseous or solid, and any pollutant or contaminant, that is infectious, toxic, hazardous, explosive, corrosive, flammable or radioactive, and that is regulated under, defined, listed or included in any Environmental Laws as of the Closing Date, including without limitation, petroleum, polychlorinated biphenyls, asbestos and asbestos containing materials and urea formaldehyde.

"INITIAL DEFERRED PAYMENT": as defined in Section 3.2.1.

"LAW": all provisions of all applicable (i) constitutions, treaties, statutes, laws, rules, regulations, ordinances, codes or orders of any Governmental Authority, (ii) Government Approvals, and (iii) orders, decisions, injunctions, judgments, awards and decrees of or agreements with any Governmental Authority.

"LOSSES": any and all losses, costs, expenses, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not arising from claims by third parties), including interest and penalties with respect thereto and fees, disbursements and expenses of counsel, experts, personnel and consultants and expenses incurred in the investigation, defense or other handling of any of the same or in asserting, preserving or enforcing any right to indemnification with respect thereto.

"MINING  CONCESSIONS":  the  mining  concessions set forth in Exhibit A attached
                                                              ---------
hereto.

"PERMITS": any permit, license, registration, consent, order, administrative consent order, certificate, approval or other authorization issued by a Governmental Authority.

"PERSON": any natural person, firm, partnership, association, corporation, company, trust, business trust, Governmental Authority or other entity.

"PURCHASE  PRICE":  as  defined  in  Section  3.1.

"PURCHASED SHARES": all of the issued and outstanding shares of stock of the Company owned by Seller, which constitute 49,170,027 shares.

"RELEASE": any intentional or unintentional release, discharge, burial, spill, leaking, pumping, pouring, emitting, emptying, injection, disposal or dumping into the environment.

"RELEASE  AND  CONSENT  AGREEMENT":  as  defined  in  Section  4.2.5.

"REMEDIAL ACTION": all actions required to (i) remove, abate or remediate, clean up, remove, treat or in any other way remediate any Hazardous Substances,
(ii) prevent the Release of Hazardous Substances so that they do not migrate or endanger or threaten to endanger public health or welfare or the environment,
(iii) perform studies, investigations and care related to any such Hazardous Substances, or (iv) cause any property to be in compliance with any and all requirements of Environmental Laws.

"ROYALTY":  as  defined  in  Section  3.2.3.

"SECURITY  AGREEMENT":  as  defined  in  Section  6.8.

"SELLER":  as  defined  in  the  first  paragraph  of  this  Agreement.

"SELLER'S KNOWLEDGE": the knowledge of Ryan Andrew Modesto or Gary Lane Simmerman, after reasonable inquiry.

"SHAREHOLDERS  AND  OPERATOR'S  AGREEMENT":  as  defined  in  Section  4.2.5.

"SUBSEQUENT  DEFERRED  PAYMENT":  as  defined  in  Section  3.2.2.

"TAX": any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any governmental or other taxing authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, minimum, alternative minimum, estimated, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs duties, tariffs, and similar charges.

     1.2     Currency.  Unless  otherwise indicated, all dollar amounts referred
             --------
to in this Agreement are in lawful money of the United States of America.

     1.3     Interpretation  Not  Affected  by  Headings or Party Drafting.  The
             --------------------------------------------------------------
division of this Agreement into articles, sections, paragraphs, subsections and clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement and not to any particular article, section, paragraph, clause or other portion thereof and include any agreement or instrument supplementary or ancillary hereto. The parties hereto acknowledge that their respective legal counsel have reviewed and participated in settling the terms of this Agreement, and the parties hereby agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this Agreement.

     1.4     Number and Gender.  In this Agreement, unless there is something in
             -----------------
the subject matter or context inconsistent therewith, words in the singular number include the plural and such words shall be construed as if the plural had been used, words in the plural include the singular and such words shall be construed as if the singular had been used, and words importing the use of any gender shall include all genders where the context or party referred to so requires, and the rest of the sentence shall be construed as if the necessary grammatical and terminological changes had been made.

                                    ARTICLE 2
                            SALE OF PURCHASED SHARES
                            ------------------------

     2.1     Delivery  of  Purchased  Shares.  Upon the terms and subject to the
             -------------------------------
conditions set forth in this Agreement, Seller shall, at the Closing, sell and deliver to Buyer all of the Purchased Shares. Seller shall sell the Purchased Shares to Buyer free and clear of all Encumbrances.

     2.2     Endorsement  of  the Purchased Shares.  Seller shall deliver at the
             -------------------------------------
Closing the certificate(s) representing the Purchased Shares, duly endorsed in blank or accompanied by stock powers duly endorsed in blank and with all necessary transfer tax and other revenue stamps, acquired at Seller's expense, affixed and cancelled. Seller, at its sole expense, agrees to cure (both before and after Closing) any deficiencies with respect to the endorsement of the certificates or other documents of conveyance with respect to the Purchased Shares or with respect to the stock powers accompanying the Purchased Shares.

                                    ARTICLE 3
                      PURCHASE PRICE AND DEFERRED PAYMENTS
                      ------------------------------------

     3.1     Purchase Price.  Buyer shall pay to Seller for the Purchased Shares
             --------------
the  following  amounts  (the  "Purchase  Price"):

          3.1.1     $200,000  at  the  Closing  by  wire  transfer;  and

          3.1.2 $50,000 three months after the Closing Date by wire transfer.

     3.2     Deferred  Payments  and  Royalty.  In  addition  to  payment of the
             --------------------------------
Purchase Price for the Purchased Shares, Buyer shall pay to Seller, upon satisfaction of the conditions defined in this Section 3.2, the following:

          3.2.1     Initial  Deferred Payment.  An initial deferred payment (the
                    -------------------------
"Initial  Deferred  Payment"),  calculated  and  payable in accordance with this
Section 3.2.1, shall be due 30 days after the date on which construction commences on the metallurgical processing plant which will ultimately be used for the commercial production of copper from the Mining Concessions (the "Construction Commencement Date"). If on the Construction Commencement Date the COMEX Price is: (i) less than $1.00 per pound, the amount of the Initial Deferred Payment shall be $250,000; or (ii) equal to or greater than $1.00 per pound, the amount of the Initial Deferred Payment shall be $500,000. Buyer shall give Seller written notice of the Construction Commencement Date within 5 days after such date.

          3.2.2     Subsequent  Deferred Payment.  A subsequent deferred payment
                    ----------------------------
(the "Subsequent Deferred Payment"), calculated and payable in accordance with this Section 3.2.2, shall be due 30 days after the date on which commercial production of copper commences from the Mining Concessions (the "Commercial Production Date"). If on the Commercial Production Date the COMEX Price is: (i) less than $1.00 per pound, the amount of the Subsequent Deferred Payment shall be $500,000; or (ii) equal to or greater than $1.00 per pound, the amount of the Subsequent Deferred Payment shall be $1,000,000. For purposes of this Section 3.2.2, "commercial production of copper" will be deemed to have commenced when production of copper from the Mining Concessions is at least 70% of the total production capacity of the Mining Concessions as set forth in a Bankable Feasibility Study for 30 consecutive days. Buyer shall give Seller written notice of the Commercial Production Date within 5 days after such date. The term "Bankable Feasibility Study" means a study on the economic feasibility of producing copper from the Mining Concessions in substance and form generally acceptable to financial institutions and that is contracted for or created by the Company.

          3.2.3     Royalty.  Buyer agrees to pay Seller a gross revenue royalty
                    -------
(the "Royalty"), calculated and payable in accordance with this Section 3.2.3. Buyer agrees to pay Seller $0.02 on each pound of copper produced and sold by the Company (or its permitted successor or assign pursuant to Section 10.1 of this Agreement) at or from the Mining Concessions in each calendar quarter during which calendar quarter the average COMEX Price is equal to or greater than $1.20 per pound, until such time as the Initial Deferred Payment, the Subsequent Deferred Payment, and the Royalty paid by Buyer to Seller equals in aggregate $4,750,000. The payment due pursuant to this Section 3.2.3 shall be paid within 30 days after the end of each calendar quarter. A statement showing the calculation of the payment shall accompany each such payment.

     3.3     Audit;  Objections  to  Payments.  Seller, at its sole election and
             --------------------------------
expense, shall have the right to procure, not more frequently than once each calendar year, an audit of the books and records of account of Buyer and/or the Company relating to the payment of the Initial Deferred Payment, the Subsequent Deferred Payment or the Royalty pursuant to this Article 3 by a certified public accountant representing Seller. Any such inspection shall be for a reasonable length of time during regular business hours, at a mutually convenient, time, upon reasonable written notice by Seller. Buyer shall account for any deficient or excess payments of the Initial Deferred Payment, the Subsequent Deferred Payment or the Royalty by, at Seller's option: (i) adjusting the next statement and payment following completion of such audit in order to account for such deficit or excess payments; or (ii) payment by wire transfer to Seller of immediately available funds within 10 days following completion of such audit.

                                    ARTICLE 4
                                    CLOSING
                                    -------

     4.1     Time  and  Place  of  Closing.  Unless  otherwise  agreed to by the
             -----------------------------
parties, the transaction contemplated by this Agreement shall be closed immediately upon the execution of this Agreement (the "Closing"), at the offices of Buyer's legal counsel Fennemore Craig, P.C., 3003 North Central Avenue, Suite 2600, Phoenix, Arizona, U.S.A. 85012-2913. The date on which the Closing occurs is referred to as the "Closing Date."


     4.2     Deliveries  by  Seller.  At  the  Closing,  Seller shall deliver or
             ----------------------
cause to be delivered to Buyer, all duly executed (where applicable):

          4.2.1 a certificate or certificates representing the Purchased Shares, duly endorsed for transfer or accompanied by a duly executed stock power for transfer to Buyer, both pursuant to applicable Mexican law;

          4.2.2 certified copies of resolutions of the shareholders and directors of Seller authorizing the execution of this Agreement and the sale of the Purchased Shares to Buyer, along with an incumbency certificate of Seller, in substantially the form of Exhibit B attached hereto;
                                  ----------

          4.2.3 resignations and releases, effective as of the Closing Date, of all of Seller's nominee directors and officers of the Company, in substantially the form of Exhibit C attached hereto;
                              ----------

          4.2.4 any corporate documents or contracts of the Company in the possession of Seller;

          4.2.5 a counterpart executed by Seller of a release and consent agreement terminating the Shareholders and Operator's Agreement made the 19th day of December, 1995, among Buyer, Seller and the Company (the "Shareholders and Operator's Agreement") in the form of Exhibit D attached hereto (the
                                                 ----------
"Release  and  Consent  Agreement");  and

          4.2.6 such other documents or instruments as Buyer may reasonably request.

     4.3     Deliveries  by  Buyer.  At  the  Closing,  Buyer  shall  deliver to
             ---------------------
Seller,  all  duly  executed  (where  applicable):

               4.3.1     the  portion of the Purchase Price set forth in Section
3.1.1

               4.3.2 a counterpart executed by Buyer and the Company of the Release and Consent Agreement; and

               4.3.2 such other documents or instruments as Seller may reasonably request.

                                    ARTICLE 5
                        CERTAIN COVENANTS AND AGREEMENTS
                        --------------------------------

     5.1     Public  Announcements.  Prior  to  the execution of this Agreement,
             ---------------------
and except to the extent that the parties consent in writing otherwise, (i) the parties shall keep the existence and terms of this Agreement confidential, and
(ii) no party shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transaction or otherwise communicate with any media. Notwithstanding the preceding sentence, however, Seller, Buyer or an affiliate of Seller or Buyer may make such disclosure (on Form 8-K, by press release or otherwise) regarding the terms of this Agreement and the transaction as it deems necessary to comply with applicable securities laws, including a press release following the execution of this Agreement;
provided, however, prior to making such disclosure the party desiring to make the disclosure shall provide the other party with a copy of the proposed disclosure and shall make the disclosure only after receiving the consent of the other party, which consent will not be unreasonably withheld or delayed.

     5.2     Severance  Payments.  Seller shall be responsible for all severance
             -------------------
payments for those directors and officers of the Company who were appointed or designated by the Seller to the Company, who are resigning effective as of or prior to the Closing Date.

     5.3     Nondisclosure  of  Confidential  Information.  Seller  acknowledges
             --------------------------------------------
that it has had and may in the future have access to certain confidential information of the Company, including customer and supplier lists, operational policies and methods, pricing and cost policies, marketing or feasibility plans, mineralogical, technical or process related data, and other confidential information with respect to Buyer and the Company (the "Confidential
Information"), that will as of the Closing be valuable, special and unique assets of the Company and Buyer. Seller agrees, at all times from and after the Closing, to, and shall cause its affiliates, officers, directors, employees and agents to: (a) treat and hold as confidential (and not disclose or provide access to any Person to or use) any Confidential Information; (b) if Seller or any such affiliate, officer, director, employee or agent becomes legally compelled to disclose any such Confidential Information, provide Buyer with prompt written notice of such requirement so that Buyer may seek a protective order or other remedy; and (c) promptly furnish (prior to, at, or as soon as practicable after the Closing) to Buyer any and all copies (in whatever form or medium) of all such Confidential Information then in the possession of Seller or any such affiliate, officer, director, employee or agent and destroy any additional copies then in their possession of such information and of analyses, compilations, studies or other documents prepared, in whole or in part, on the basis thereof. This Section 5.3, however, shall not apply to any information that, at the time of disclosure, is available publicly and was not disclosed in breach of this Agreement by Seller, or any of its affiliates, officers, directors, employees or agents. Seller acknowledges and agrees that Buyer's remedies at Law for any breach or threatened breach of this Section 5.3 are inadequate, and that in addition to such remedies, Buyer shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of any such breach or threatened breach without the need to demonstrate that monetary damages are inadequate.

                                    ARTICLE 6
                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     Seller represents and warrants to Buyer that the statements contained in this Article 6 are correct and complete as of the date of this Agreement.

     6.1     Organization  of  Seller.  Seller  is a corporation duly organized,
             ------------------------
validly existing and in good standing under the laws of Delaware. Seller has full corporate power and authority to enter into and to be bound by the terms and conditions of this Agreement and to sell, assign, transfer and deliver to Buyer pursuant hereto the Purchased Shares contemplated to be sold, assigned, transferred and delivered by it to Buyer hereunder.

     6.2     Authorization;  Execution.  The execution, delivery and performance
             -------------------------
by Seller of this Agreement have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by a duly authorized officer of Seller. This Agreement (assuming the due execution and delivery hereof by Buyer) is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect which affect the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     6.3     Capitalization  and  Ownership  of  the Company; Books and Records.
             ------------------------------------------------------------------

          6.3.1. The total number of issued and outstanding shares of the Company's stock owned by Seller equals 49,170,027 shares. The Company has issued and delivered to Seller, and Seller is in possession and control of, a certificate No. 2 representing 7,252,463 shares of the Company's stock and a certificate No. 3 representing 41,917,564 shares of the Company's stock. To Seller's Knowledge, except for the shares of the Company's common stock issued and outstanding in the names of Buyer and Seller, respectively, there are no outstanding equity securities or other interests of the Company.

          6.3.2 To Seller's Knowledge, the minute book of the Company contains complete and accurate minutes of all meetings of the directors and shareholders of the Company held since incorporation, original signed copies of all resolutions and by-laws passed or confirmed by the directors or shareholders of the Company other than at a meeting. All such meetings were duly called and held. To Seller's Knowledge, the share certificate books, register of security holders, register of transfers and register of directors of the Company are complete and accurate.

          6.3.3 The Purchased Shares do not constitute all or substantially all of the property and assets of Seller. The approval, consent or authorization of any shareholder of Seller to this Agreement or the transactions contemplated by this Agreement is not required.

     6.4     No  Conflict.  The  execution,  delivery  and  performance  of this
             ------------
Agreement by Seller, and the consummation of the transaction contemplated by this Agreement, do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (i) any Law applicable to Seller, (ii) the certificate of incorporation or by-laws of Seller, or (iii) any agreement, contract, commitment or other instrument or arrangement to which Seller is a party or by which Seller is bound.

     6.5     Consents  and Approvals.  No Consent is required in connection with
             -----------------------
the execution and delivery of this Agreement by Seller or the consummation by Seller of the transaction contemplated by this Agreement.

     6.6     Litigation.  To  Seller's  Knowledge, there is no Action pending or
             ----------
threatened against the Company that would have a material adverse effect on the business or assets of the Company.

     6.7     Environmental  Matters;  Permits.
             --------------------------------

          6.7.1     Permits.  To  Seller's  Knowledge,  the Company has not been
                    -------
notified by any relevant Governmental Authority that any Permit with respect to the Mining Concessions will be modified, suspended, cancelled or revoked or cannot be renewed in the ordinary course of business. To Seller's Knowledge, the Company has complied and is in compliance in all material respects with all such Permits.

          6.7.2     No  Violations.  To  Seller's  Knowledge,  the  Company  has
                    --------------
complied and is in compliance in all material respects with all applicable Environmental Laws, and, to Seller's Knowledge, no Person has alleged any violation by the Company of any applicable Environmental Law pertaining to the Mining Concessions.

          6.7.3     Other.  To  Seller's Knowledge, the Company has not received
                    -----
any written notice of, and to Seller's Knowledge there is no investigation or evaluation by any Governmental Authority as to whether any Remedial Action is needed with respect to any of the Mining Concessions.

     6.8     Stock  Ownership;  Invalid Pledge.  All of the Purchased Shares are
             ---------------------------------
duly authorized, validly issued, fully paid and non-assessable and, on the date hereof, are owned beneficially and of record by the Seller, free and clear of all Encumbrances. Upon the delivery and payment for the Purchased Shares at the Closing as provided in this Agreement, Buyer will acquire beneficial and record title of all of the Purchased Shares free and clear of all Encumbrances. There is no subscription, right of first refusal, option, warrant, call, conversion, lien or pledge by operation of law or otherwise, pre-emptive or other right, agreement or commitment of any kind, absolute or contingent, relating to the sale, assignment, delivery or transfer of the Purchased Shares, and no authorization therefor has been given by the Company. Seller's purported pledge of the Purchased Shares in favor of ARH Management Ltd. and Alan Lindsay and Associates, Ltd. pursuant to that certain Security Agreement dated July 9, 2002, between Seller, ARH Management Ltd. and Alan Lindsay and Associates, Ltd. (the "Security Agreement"), which pledge was in violation of the express provisions of the Shareholders and Operator's Agreement, did not create a valid or effective security interest, at law or in equity, in the Purchased Shares in favor of ARH Management Ltd., Alan Lindsay and Associates, Ltd. or any other Person. The purported pledge of the Purchased Shares pursuant to the Security Agreement will not at anytime on or after the Closing Date adversely affect the beneficial or record title to any of the Purchased Shares being transferred to Buyer by Seller pursuant to this Agreement.

     6.9     Access  Rights.  To  Seller's  Knowledge,  the  Company's  access,
             --------------
easements or rights of way to access the Mining Concessions, including without limiting the generality of the foregoing, the temporary surface occupation agreements between the Company and each of Ejido Piedras Verdes, Ejido El Tabelo and Ejido Conicarit (Mocuzarit), (the "Access Rights") are in full force and effect and are the legal, valid and binding obligations of the servient estates, enforceable by the Company against the current and any future owner of those servient estates, for they run with the land, in accordance with applicable federal or state Mexican law. To Seller's Knowledge, neither the Company nor any other person is in default, violation, or breach of any obligation associated with the exercise of the Access Rights, and, to Seller's Knowledge, no event has occurred and is continuing that constitutes or, with notice or the passage of time or both, would constitute the Company's or any other person's default, violation, or breach in any respect in regard to the exercise of the Access Rights.

                                    ARTICLE 7
                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

     Buyer represents and warrants that the statements contained in this Article 7 are correct and complete as of the date of this Agreement.

     7.1     Organization:  Authority.  Buyer is a corporation duly incorporated
             ------------------------
and validly subsisting under the laws of Delaware. Buyer has full corporate power and authority to enter into and to be bound by the terms and conditions of this Agreement and to purchase from Seller the Purchased Shares.

     7.2     Authorization;  Execution.  The execution, delivery and performance
             -------------------------
by Buyer of this Agreement have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by a duly authorized officer of Buyer. This Agreement (assuming the due execution and delivery hereof by Seller) is the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect which affect the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     7.3     No  Conflict.  The  execution,  delivery  and  performance  of this
             ------------
Agreement by Buyer, and the consummation of the transaction contemplated by this Agreement, do not and will not conflict with or result in a violation of or a default under (with or without the giving of notice or the lapse of time or both) (i) any Law applicable to Buyer, (ii) the certificate of incorporation or bylaws of Buyer, or (iii) any agreement, contract, commitment or other instrument or arrangement to which Buyer, is a party or by which it is bound.

     7.4     Consents  and Approvals.  No Consent is required in connection with
             -----------------------
the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transaction contemplated by this Agreement.

     7.5     Brokerage.  No broker, finder or similar agent has been employed by
             ---------
or on behalf of Buyer, and no person or entity with which Buyer has had any dealings or communications of any kind is entitled to any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transaction contemplated by this Agreement.

     7.6     Investment.  Buyer  is  acquiring  the Purchased Shares pursuant to
             ----------
this Agreement for its own account for investment and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933.

                                    ARTICLE 8
                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

     8.1     Survival  of  Representations  and  Warranties.  All  of  the
             ----------------------------------------------
representations and warranties in this Agreement shall survive the Closing indefinitely.

                                    ARTICLE 9
                                INDEMNIFICATION
                                ---------------

     9.1     Indemnification  by  Seller.  Seller hereby agrees to indemnify and
             ---------------------------
save Buyer, the Company, and their respective officers, directors, employees, shareholders, affiliates, agents, successors and assigns, harmless at all times from and after the Closing Date from and against all Losses that arise as a result of or incident to any claim, suit, action, the commencement of any proceeding or any other demand by a Person or a party to this Agreement
(collectively, a "Claim") for: (a) any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by the Seller in this Agreement or in any other document delivered pursuant to this Agreement;
(b) the nonfulfillment or nonperformance of any agreement, covenant or condition on the part of Seller made in this Agreement or in any other document delivered pursuant to this Agreement; (c) the purported pledge of the Purchased Shares by Seller to ARH Management Ltd. and Alan Lindsay and Associates, Ltd.; or (d) any Tax imposed on Seller or the Company with respect to any gain recognized by Seller or the Company upon or as a result of the transaction contemplated by this Agreement. The provisions of this Article 9 shall survive the Closing indefinitely and shall not be merged therein.

     9.2     Indemnification  by  Buyer.  Except  as  may be provided in Section
             --------------------------
9.1, Buyer hereby agrees to indemnify and save the Seller and its respective officers, directors, employees, shareholders, affiliates, agents, successors and assigns harmless at all times from and after the Closing Date from and against any Losses that arise as a result of or incident to any Claim for: (a) any misrepresentation, inaccuracy, incorrectness or breach of any representation or warranty made by Buyer in this Agreement; or (b) the nonfulfillment or nonperformance of any agreement, covenant or condition on the part of Buyer made in this Agreement.

     9.3     Indemnification;  Defense.  An  indemnified party shall give prompt
             -------------------------
written notice to the indemnifying party of any Claim as to which the indemnified party believes it may be entitled to indemnification under this Agreement. Failure to give such notice which does not materially disadvantage the indemnifying party shall not relieve the indemnifying party from liability hereunder. The indemnifying party shall not settle or compromise any such pending Claim without: (a) the prior written consent of the indemnified party, which consent shall not be unreasonably withheld; and (b) obtaining a release of the indemnified party from all liability in respect thereof. The indemnifying party shall have the right to participate in or assume and direct the defense at its own expense against any such Claim, in its name or in the name of the indemnified party, as the case may be, and with counsel selected by the indemnifying party and reasonably acceptable to the indemnified party; provided, however, that if: (c) such Claim seeks an order, injunction or other equitable relief against the indemnified party or entity; or (d) the indemnified party shall have reasonably concluded that there is a substantial conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such Claim, then the indemnified party may employ separate counsel and participate in and direct the defense of such Claim to the extent necessary to protect its interest, and the indemnifying party will pay the reasonable fees and disbursements of such separate counsel; provided, further, that the indemnifying party shall not be responsible for the fees and disbursements of more than one separate counsel for all indemnified persons or entities in any jurisdiction or in any single proceeding. Except as provided in the preceding sentence, after notice from the indemnifying party of its election to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expense incurred by the indemnified party in connection with such Claim. The indemnified party shall cooperate with the indemnifying party, and keep the indemnifying party reasonably informed concerning the defense of any Claim.

     9.4     Right  of  Set-Off.  Upon  notice  to Seller and an opportunity for
             ------------------
Seller to cure such item which time period shall not exceed 5 days, Buyer may set off any amount to which it may be entitled under this Article 9 against the portion of the Purchase Price not paid to Seller on the Closing Date, the Initial Deferred Payment, the Subsequent Deferred Payment, the Royalty or any other amount from time to time owing by Buyer to Seller. The exercise of such right of set-off by Buyer in good faith, whether or not ultimately determined to be justified, will not constitute an event of default under this Agreement or any other Agreement delivered pursuant to this Agreement. The exercise or failure to exercise such right of set-off will not constitute an election of remedies or limit Buyer in any manner in the enforcement of any other remedies that may be available to it.

                                   ARTICLE 10
                               GENERAL PROVISIONS
                               ------------------

     10.1     Assignment.  Neither  this  Agreement,  nor  any  of  the  rights,
              ----------
interests, or obligations hereunder shall be assigned by Buyer without the prior written consent of Seller, which consent shall not be unreasonably withheld, it being understood that as a condition of any assignment or conveyance such assignee or transferee shall agree to assume Buyer's obligations pursuant to
Article 3 of this Agreement. As a condition to Seller's consent, Buyer shall require that the assignee expressly assume the obligations of this Agreement, including the Initial Deferred Payment, the Subsequent Deferred Payment and the Royalty, and execute such other instruments as Seller may reasonably require.

     10.2     Post-Closing  Operations.  Seller  acknowledges  that,  after  the
              ------------------------
Closing, Buyer will have the right in its sole and absolute discretion to cause the Company to exercise any right available to the Company under any agreements or contacts or otherwise at law, including abandonment or surrender of the Mining Concessions or any part thereof. Upon the abandonment or surrender of any part of the Mining Concessions, the same shall cease to be subject to this Agreement for all purposes unless the Mining Concessions are subsequently reacquired by Buyer or any affiliate.

     10.3     Binding  Effect;  No  Third  Party  Beneficiaries.  This Agreement
              -------------------------------------------------
shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns. Nothing in this Agreement is intended to or shall confer upon any other person, any legal or equitable right, benefit or remedy of any nature whatsoever.

     10.4     Amendment.  This  Agreement may not be amended except by a written
              ---------
instrument  executed  by  Buyer  and  Seller.

     10.5     Entire  Agreement.  This  Agreement  (together  with  the  other
              -----------------
agreements contemplated by this Agreement) is the final, complete and exclusive statement of the agreement among the parties with relation to the subject matter of this Agreement. There are no oral representations, understandings or agreements covering the same subject matter as this Agreement. This Agreement supersedes and cannot be varied, contradicted or supplemented by evidence of, any prior or contemporaneous discussions, correspondence, or oral or written agreements or arrangements of any kind. Any obligation of the parties that by its terms extends beyond the Closing will not be merged into the Closing but will exist to its fullest extent until performed in full.

     10.6     Counterparts.  This  Agreement  may  be  executed  in  two or more
              ------------
original or facsimile counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

     10.7     Notices.  All  notices  or  other  communications  required  or
              -------
permitted under this Agreement shall be in writing and may be given by depositing the same in the United States of America mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by overnight courier, or by delivering the same in person to such party, addressed as follows:

     If to Seller, addressed to Seller at:

               Azco Mining Inc.
               7239 N. El Mirage Road
               Glendale, Arizona
               U.S.A. 85307
               Attn: Ryan Modesto, Vice President - Finance
               Fax No. (623) 935-0781

     If to Buyer, addressed to it at:

               Frontera Cobre del Mayo, Inc.
               2910 E. Camelback Road
               Suite 190
               Phoenix, Arizona
               U.S.A. 85016
               Attention: President
               Fax No. (602) 667-3213
     with a copy to:

               Beach Hepburn LLP
               Suite 1000
               36 Toronto Street
               Toronto, Ontario
               M5C 2C5
               Attn: Lyle R. Hepburn
               Fax No. (416) 350-3510

Notice shall be deemed given and effective the day personally delivered, the day sent by overnight courier, subject to signature verification, and the day of deposit in the U.S. mail of a writing addressed and sent as provided above. Any party may change the address for notice by notifying the other parties of such change in accordance with this Section.

     10.8     Governing  Law.  This Agreement shall be governed by and construed
              --------------
in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Arizona.

     10.9     Jurisdiction;  Venue;  Forum;  Waiver  of Jury Trial.  Any Dispute
              ----------------------------------------------------
shall be brought exclusively in the federal or state courts in the State of Arizona. By execution and delivery of this Agreement, with respect to Disputes each of the parties knowingly, voluntarily and irrevocably: (a) consents, for itself and in respect of its property, to the exclusive jurisdiction of these courts; (b) waives any immunity or objection, including any objection to personal jurisdiction or the laying of venue or based on the grounds of forum non conveniens, which it may have from or to the bringing of the Dispute in such jurisdiction; (c) waives any personal service of any summons, complaint or other process that may be made by any other means permitted by the State of Arizona;
(d) waives any right to trial by jury; (e) agrees that any such Dispute shall be decided by court trial without a jury; and (f) agrees that any party to this Agreement may file an original counterpart or a copy of this Section 10.9 with any court as written evidence of the consents, waivers and agreements of the parties set forth in this Section 10.9.

     10.10     Waiver.  No  delay  of  or omission in the exercise of any right,
               ------
power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of or in any similar breach or default occurring later. No waiver of any single breach or default shall be deemed a waiver of any other breach or default occurring before or after that waiver.

     10.11     Severability.  If  any  provision  of  this  Agreement  shall  be
               ------------
invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as most nearly to retain the intent of the parties. If such modification is not possible, such provision shall be severed from this Agreement. In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     10.12     Attorneys'  Fees.  If any legal action or any other proceeding is
               ----------------
brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party in such litigation or proceeding, shall be entitled, in addition to such other relief as may be granted, its reasonable attorneys' fees, expert witness fees, litigation related expenses, and court costs in such litigation or proceeding.

     10.13     Expenses  of  Transaction.  Whether  or  not  the  transaction
               -------------------------
contemplated by this Agreement is consummated, each of Buyer and Seller will pay their respective fees, expenses and disbursements and those of their respective representatives incurred in connection with this Agreement.

     10.14     Time  of  the Essence.  Time is of the essence of this Agreement.
               ---------------------


     IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          BUYER:

                                          Frontera Cobre del Mayo, Inc.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Its:
                                              ----------------------------------


                                          SELLER:

                                          Azco Mining Inc.


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Its:
                                              ----------------------------------